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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  January 31, 2000

                              ILLINI CORPORATION
            (Exact name of registrant as specified in its charter)


          Illinois                      0-13343                   37-1135429
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


              3200 West Iles Avenue, Springfield, Illinois  62707
           (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: 217-787-5111

                                Not Applicable
        (Former name or former address, if changed since last report.)



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                        The Exhibit Index is on Page 5
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     This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed on November 26, 1999.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)     Financial Statements of Businesses Acquired.

             Audited balance sheets as of December 31, 1998 and 1997 and audited statements of income, shareholders' equity and comprehensive income, and cash flows for each of the years in the two-year period ended December 31, 1998 of Farmers State Bank of Camp Point are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

             Unaudited balance sheet as of September 30, 1999 and unaudited statements of income and cash flows for the nine-month periods ended September 30, 1999 and September 30, 1998 of Farmers State Bank of Camp Point are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

     (b)     Pro Forma Financial Information.

             Unaudited pro forma combined balance sheet as of September 30, 1999 and unaudited pro forma combined statements of income for the nine-month period ended September 30, 1999 and for the year ended December 31, 1998 of Illini Corporation are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

     (c)     Exhibits.

             2.1 Agreement and Plan of Reorganization between Illini and Farmers State Bank of Camp Point dated as of March 2, 1999 filed as Exhibit 1 to Schedule 13D of Ernest H. Huls as filed with the SEC on November 26, 1999 is hereby incorporated by reference.

             10.1 Non-Compete, Standstill and Sale of Personal Goodwill Agreement dated as of November 19, 1999 by and between Illini Corporation and Ernest H. Huls filed as Exhibit 10.1 to the Current Report on Form 8-K filed on November 26, 1999, as filed with the SEC (File No. 0-13343) is hereby incorporated by reference.

             99.1 Audited balance sheets as of December 31, 1998 and 1997 and audited statements of income, shareholders' equity and comprehensive income, and cash flows for each of the years in the two-year period ended December 31, 1998 of Farmers State Bank of Camp Point.

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             99.2   Unaudited balance sheet as of September 30, 1999 and
                    unaudited statements of income and cash flows for the nine-month periods ended September 30, 1999 and September 30, 1998 of Farmers State Bank of Camp Point.

             99.3 Unaudited pro forma combined balance sheet as of September 30, 1999 and unaudited pro forma combined statements of income for the nine-month period ended September 30, 1999 and for the year ended December 31, 1998 of Illini Corporation.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ILLINI CORPORATION


Dated: January 28, 2000                 By: /s/ Burnard K. McHone
                                           ----------------------------
                                            Burnard K. McHone
                                            President

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                                 EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------


           2.1 Agreement and Plan of Reorganization between Illini and Farmers State Bank of Camp Point dated as of March 2, 1999 filed as Exhibit 1 to Schedule 13D of Ernest H. Huls as filed with the SEC on November 26, 1999 is hereby incorporated by reference.

          10.1 Non-Compete, Standstill and Sale of Personal Goodwill Agreement dated as of November 19, 1999 by and between Illini Corporation and Ernest H. Huls filed as Exhibit 10.1 to the Current Report on Form 8-K filed on November 26, 1999, as filed with the SEC (File No. 0-13343) is hereby incorporated by reference.

          99.1 Audited balance sheets as of December 31, 1998 and 1997 and audited statements of income, shareholders' equity and comprehensive income, and cash flows for each of the years in the two-year period ended December 31, 1998 of Farmers State Bank of Camp Point.

          99.2 Unaudited balance sheet as of September 30, 1999 and unaudited statements of income and cash flows for the nine-month periods ended September 30, 1999 and September 30, 1998 of Farmers State Bank of Camp Point.

          99.3 Unaudited pro forma combined balance sheet as of September 30, 1999 and unaudited pro forma combined statements of income for the nine-month period ended September 30, 1999 and for the year ended December 31, 1998 of Illini Corporation.

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